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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-A


                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR 12(g) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



                                TRISTAR AEROSPACE CO.
                (Exact name of registrant as specified in its charter)


                  DELAWARE                              75-2665751
        (State or other jurisdiction                 (I.R.S. Employer
      of incorporation or  organization)            (Identification No.)


       2527 WILLOWBROOK ROAD                             75220-4420
           DALLAS, TEXAS                                 (zip code)
  (Address of principal executive  offices)


 If this Form relates to the                If this Form relates to the
 registration of a class of                 registration of a class of
 securities pursuant to Section             securities pursuant to Section
 12(b) of the Exchange Act and is           12(g) of the Exchange Act and
 effective pursuant to General              is effective pursuant to
 Instruction A.(c), please check            General Instruction A.(d),
 the following box.    /X/                  please check the following box. / /


Securities Act registration file number to which this form relates:  333-46335


        Securities to be registered pursuant to Section 12(b) of the Act:

                                                       NAME OF EACH EXCHANGE ON
        TITLE OF EACH CLASS                           WHICH EACH CLASS IS TO BE
        TO BE SO REGISTERED                                  REGISTERED
        -------------------                           -------------------------
Common Stock, par value $0.01 per share                New York Stock Exchange


          Securities to be registered pursuant to Section 12(g) of the Act:

                                         None
                                ----------------------
                                   (TITLE OF CLASS)
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The registrant hereby incorporates by reference the description of Common Stock, par value $0.01 per share, of the registrant contained under the caption "Description of Capital Stock -- Common Stock" on page 47 of the registrant's Registration Statement on Amendment No. 2 to Form S-1 (Registration No. 333-46335) filed with the Securities and Exchange Commission on April 6, 1998.

ITEM 2.   EXHIBITS.

          Not applicable because the registrant has no other class of securities registered on the New York Stock Exchange and the securities registered hereunder are not being registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended.








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                                      SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   TRISTAR AEROSPACE CO.


Dated:  April 6, 1998
                                   By:  /s/ Douglas E. Childress
                                        -----------------------------------
                                        Douglas E. Childress
                                        Executive Vice President and
                                        Chief Financial Officer




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